Exhibit 10.15

Shenzhen Municipal Real Estate

Tenancy Agreement

Formulated by Shenzhen Municipal Planning and Land

Resource Bureau

Instructions

1.                  This Model Agreement is formulated in accordance with the Contract Law of the People’s Republic of China, the Regulations of Shenzhen Special Economic Zone on Lease of Houses and its implementation rules and other relevant laws and regulations. The parties may agree to adopt this Model Agreement.

2.                  Before the signature of this Agreement, the parties hereto shall carefully read this Agreement and may add or remove the contents of the terms hereof through negotiations.

3.                  Before the signature of this Agreement, the Landlord shall show to the Tenant the real estate title certificate or other valid certificate which proves that the Landlord owns the real estate title and the evidence which proves the Landlord’s identity or legal qualification. If the real estate is entrusted to the Landlord for management, the Landlord shall provide the authorization letter; if the real estate is subject to co-ownership, the Landlord shall provide the evidence, which proves all the co-owners consent to the tenancy, and the authorization letter of all the co-owners. The Tenant shall show its identity certificate or legal qualification certificate to the Landlord.

4.                  The parties shall enter into this Agreement on the basis of the principles of voluntariness, fairness, honesty and credibility. Neither party may force its will on the other party. No person may illegally intervene in this Agreement.

5.                  The parties hereto shall enter into and perform this Agreement according to law and may neither violate the relevant legal procedures nor conduct illegal activities.

6.                  This Agreement shall be binding upon the parties hereto upon the signature hereof. The parties hereto shall perform their respective obligations in accordance with the provisions hereof and may not amend or terminate this Agreement without statutory or agreed provisions.

7.                  The contents to be filled out by the parties hereto shall be filled out in pen, brush pen or sign pen and confirmed by signature and seal by the parties hereto. Any altered part hereof shall be confirmed by signature and seal by the parties hereto.

8.                  The blank herein (with underline) may be agreed by the parties hereto and the terms herein (with “☐”) may be chosen by the parties hereto.

9.                  This Agreement is a model and the parties hereto may choose, supplement, complete or modify the contents hereof. The unmodified contents and the contents filled out by the parties hereto (confirmed by signature and seal by the parties hereto) shall be regarded as agreed contents hereof.

10.            As for the chosen, supplement, completed or modified contents herein, the manuscript items shall prevail.

11.            Upon the signature hereof, the parties hereto shall promptly and jointly complete the registration and filing with the real estate tenancy administration department.

12.            The parties hereto may decide the number of originals hereof according to the actual needs and carefully check when signing this Agreement to ensure the consistency among all the originals. In any case, each party hereto shall at least one original hereof.

13.            In the case of any change, termination or loss hereof, the parties hereto shall promptly complete the relevant formalities with the original registration department.

Landlord (Party A): Yu Pengnian Management (Shenzhen) Co., Ltd

Address: Pengnian Plaza, No.2002 Jia Bin Road, Luo Hu District, Shenzhen City

Zip: 518001

Authorized Proxy:

Address:

Zip:

Tenant (Party B): Phillips (China) Investment Co., Ltd Shenzhen Branch

Address: 35/F Pengnian Plaza, No.2002 Jia Bin Road, Luo Hu District, Shenzhen

Zip:

Number of Business License or ID Card:

Authorized Proxy:

Address:

Zip:

This Tenancy Agreement is made and entered into by and between Party A and Party B, through friendly negotiations, in accordance with the provisions of the Contract Law of the People’s Republic of China, the Law of the Peoples Republic of China on the Administration of the Urban real Estate, the Regulations of Shenzhen Special Economic Zone on Lease of Houses and its implementation rules.

Article I

Party A intends to lease to Party B the premises located at Rooms 3806-3809, 35/F Pengnian Plaza, No.2002 Jia Bin Road, Luo Hu District, Shenzhen (the “Premises”), and the total area of the Premises are 2,859.34 square meters and the total number of floors is 57.

The owner of the Premises is Yu Pengnian Management (Shenzhen) Co., Ltd. The name and number of real estate title certificate or other valid certificate which proves that the Landlord owns the Party A real estate title is SHEN (LUO) FANG ZU ZHENG NO. 10042. The Statutory purpose of the Premises is office.

Article 2

The rental for the Premises shall be RMB YUAN 60 (say sixty Yuan only) per share meter per month. The monthly Rental shall be RMB YUAN 171,560.40 (say one hundred seventy-one thousand and five hundred sixty Yuan and forty cents only).

Article 3

Party B shall pay the first-phase rental amounting to RMB YUAN 171,560.40 (say one hundred seventy-one thousand and five hundred sixty Yuan and forty cents only) prior to Feb 5, 2004.

Article 4

Party B shall pay the rental to Party A according to any of the following methods:

☒  prior to the 10th day of each month;

☐  prior to this       day of the       month of each quarter;

☐  prior to this       day of the       month of each half-year;

☐  prior to this       day of the       month of each year;

Upon receiving the rental from Party B, Party A shall issue the invoice to Party B.

(The parties hereto shall jointly choose any of the above four methods and tick the appropriate box).

Article 5

The tenancy term hereof shall commence on Feb. 5, 2004 and expire on Feb. 4, 2007.

The above term may not exceed the approved land use period and the excess party shall be invalid.

The loss resulting therefrom shall be subject to the agreement between the parties hereto and, in the case of no such agreement, be assumed by Party A.

Article 6

Party A shall lease the Premises according to the statutory purpose.

Party B shall use the Premises according to the statutory purpose and may not change such purpose without permission.

If Party B desires to change the statutory purpose of the Premises, it shall obtain the written consent of Party A and submit an application for changing such purpose to the real estate tenancy administration department according to the relevant laws and regulations, and may change such purpose only obtaining the approval.

Article 7

Party A shall deliver the Premises to Party B prior to Feb. 5, 2004 and complete the relevant handover formalities.

If Party A delays the delivery of the Premises, Party B may require the postponement of the term hereof. The parties hereto shall confirm in written signature and register the same with the contract registration department.

Article 8

Upon delivery of the Premises, the parties hereto shall confirm, and specify in the Attachment, the current situation of the Premises and ancillary facilities thereto and the attached properties.

Article 9

Upon delivery of the Premises, Party A may collect the deposit from Party B amounting to three months’ rental, equal to RMB YUAN 497,525.16 (say four hundred ninety-seven thousand and five hundred twenty-five Yuan and sixteen cents only) (including the management fee deposit).

Upon receiving the deposit from Party B, Party A shall issue the receipt to Party B.

Party A shall refund the deposit to Party B under the preconditions that:

(1)                    The term expires;

(2)                    The tenancy hereof may be terminated only upon the consent of the client through friendly negotiations between the parties hereto;

(3)

☒  if any of the above conditions is met;

☐  all the above conditions are met.

(The parties hereto shall jointly choose any of the above two methods and tick the appropriate box).

Party A has right not to refund the deposit to Party B in the case of any of the following circumstances:

(1)                    Party B delays in payment of the rental or other fees;

(2)                    Party B terminates this Agreement prior to the expiry hereof; or

(3)                    Party B is in breach of this Agreement.

Article 10

During the term hereof, Party A shall be responsible for paying the land use fee for the Premises, taxes, tenancy management fee and       fee arising from the tenancy hereof; Party B shall be responsible for paying other fees including the fees of water, electricity, sanitation, house (building) management, telephone, television, computer, etc.

Article 11

Party A shall ensure that the lease purpose can be realiazed for the Premises and ancillary facilities thereto and that the safety of the Premises conforms to the provisions of the relevant laws and requlations.

In the case of any personal injury and property damage incurred to Party B in the Premises arising from Party A’s intention or negligence, Party B has right to make claims against Party A.

Article 12

Party B shall reasonably use the Premises and ancillary facilities thereto and may not utilize the Premises to conduct illegal activities; Party A may not disturb or intervene in Party B’s normal and reasonable use of the Premises.

Article 13

In the case of any damage or failure that may intervene in the safe and normal use of the Premises and ancillary facilities thereto not due to Party B’s fault during the use of Premises, Party B shall give a prompt notice to Party A and take effective measures to prevent the further deterioration of the defect. Party A shall make maintenance or directly entrust Party B to make maintenance within three days after receiving the notice from Party B. If Party B fails to give a notice to Party A or Party A fails to make maintenance within the specified time after receiving such notice, Party B may make maintenance only upon registration with the contract registration department. (As for the public part)

If it is necessary to make immediate maintenance in case of especially emergent circumstance. Party B shall make maintenance and give a prompt notice to Party A of the relevant circumstances.

Party A shall assume the maintenance fee incurred under the circumstances specified in the above two clauses (including the reasonable fee paid by Party B for making maintenance and preventing the further deterioration of the defect). If the losses are extended arising from Party B, in breach of its obligations specified in the above two clauses, failure to failure to give a prompt notice to Party A or take effective measures, the maintenance fee for such extended losses shall be assumed by Party B.

Article 14

In the case of any damage or failure that may intervene in the safe and normal use of Premises and ancillary facilities thereto due to Party B’s improper or unreasonable use thereof, Party B shall give a prompt notice to Party A and be responsible for maintenance or compensation. If Party B refuses to make maintenance or compensation, Party A may make maintenance upon registration with the contract registration department and Party B shall assume the relevant maintenance fee. (As for the inside of the Premises)

Article 15

If either party desires to conduct reconstruction, extension or decoration of the Premises during the term hereof, the parties hereto shall enter into another written agreement.

If the circumstances specified in the above clause shall be subject to approval by the relevant department, the same may be conducted only upon such approval is obtained.

Article 16

☐ Party may sublease the Premises wholly or partially to third party during the term hereof and make registration with the real estate tenancy administration department. However, the term of such sublease may not exceed the term hereof.

☐ Party B may not sublease the Premises wholly or partially to third party. However, during the term hereof, upon obtaining the consent of Party A, Party B may make registration with the real estate tenancy administration department based on such consent of sublease. However, the term of such sublease may not exceed the term hereof.

☒ Party B may not sublease the Premises wholly or partially to third party during the term hereof.

(The parties hereto shall jointly choose any of the above three methods and tick the appropriate box).

Article 17

If Party A desires to sublease the Premises wholly or partially to third party during the term hereof, Party A shall give one month’s prior notice to Party B. Party B shall have the preemptive right under the same conditions.

If Party A desires to assign the Premises to third party, Party A shall be responsible for inform the assignee of continuing to perform this Agreement upon signing the assignment contract.

Article 18

This Agreement may be terminated or amended in the case of any of the followings during the term hereof:

(1)                    If this Agreement cannot be performed due to Force Majeure;

(2)                    If the government confiscates, purchases, repossesses or demolishes the Premises; or

(3)                    If the parties hereto agree through negotiations.

Article 19

In the case of any of the following circumstances,

(1)                    If Party B delays in payment of the rental for more than 30 days (one month);

(2)                    If Party B delays in payment of the fees amounting to more than RMB YUAN      payable to Party A.

(3)                    If Party B utilizes the Premises to conduct illegal activities and impairs the public interests or other party’s interests;

(4)                    If Party B alters the structure or statutory purpose of the Premises without permission;

(5)                    In the case of serious damage of the Premises or equipment arising from Party B, in breach of Article 14 hereof, failure to assume the maintenance obligation or to pay the maintenance fee;

(6)                    If Party B decorates the Premises without the consent of Party A and the approval of relevant department; or

(7)                    If Party B subleases the Premises to third party without permission,

Party A has right

☐ to make claims against Party B;

☐ not to refund the deposit hereunder; or

☒ to require Party B to pay a penalty amounting to RMB YUAN20 (say twenty yuan only) (per square meter per day).

(The parties hereto shall jointly choose any of the above three methods and tick the appropriate box).

Besides Party A has right to make claim against Party B and investigate the default liability. In addition, Party A may terminate or amend this Agreement according to the said circumstances.

Article 20

In the case of any of the following circumstances,

(1)                                  If Party A delays in delivery of the Premises for more than 30 days (one month);

(2)                                  If Party B cannot realize the purpose of the tenancy hereof arising from Party A in breach of Clause 1 of Article 11 hereof;

(3)                                  If Party A in breach of Article 13 hereof fails to assume the maintenance obligation or to pay the maintenance fee;

(4)                                  If Party A conduct reconstruction, extension or decoration of the Premises without the consent of Party B and the approval of relevant department; or

Party B has right

☐                                    to make claims against Party A;

☐                                    to require Party A to refund double of the deposit hereunder; or

☒                                  to require Party A to pay a penalty amounting to RMB YUAN20 (say twenty yuan only) (per square meter per day).

(The parties hereto shall jointly choose any of the above three methods and tick the appropriate box).

Besides Party A has right to make claim against Party B and investigate the default liability. In addition, Party B may terminate or amend this Agreement according to the said circumstances. (Upon receiving the compensation from Party A, Party B shall give a written notice to Party A and return the Premises to Party A.)

Party B needn’t pay the rental to Party A during the period from Party A’s receiving such notice to Party B’s receiving such compensation.

Article 21

Within 5 days after the termination hereof, Party B shall remove from and return the Premises, guarantee the Premises and ancillary facilities thereto in good condition (except for normal wear and tear), and pay off all the fees payable by Party B and complete the relevant handover procedures.

If Party B delays in removing or returning the Premises, Party A has right to repossess the Premises and to require Party B to pay double of the rental for the delay period.

Article 22

If Party B desires to lease the Premises from Party A upon the expiry hereof, Party B shall give one months’ prior notice to Party A. Party B shall have the preemptive right for the Premises under the same conditions.

If the parties hereto agree on the renewal of the tenancy hereunder, they shall enter into another agreement and make registration with the contract registration department.

Article 23

The parties hereto shall perform their respective obligations hereunder and either party in breach hereof shall assume the corresponding responsibility according to the provisions herein.

Article 24

The parties hereto may otherwise agree, in the Attachment, on the matters not provided for herein. The Attachment shall be part of this Agreement and have the same effect as this Agreement.

If the parties hereto agree on amendment hereto during the term hereof, they shall make registration with the original contract registration department. The amended agreement shall have the same effect as this Agreement.

Article 25

Any dispute arising out of this Agreement shall be settled through negotiations between the parties hereto. In the event such dispute cannot be resolved through negotiations, it shall be submitted to the original contract registration department for mediation. In the event such dispute cannot be resolved by mediation, it shall be submitted to:

☐                                    Shenzhen Arbitration Commission for arbitration;

☐                                    China International Economic and Trade Arbitration Commission Shenzhen Branch for arbitration;

☒                                  the court for lawsuit.

(The parties hereto shall jointly choose any of the above methods and tick the appropriate box).

Article 26

This Agreement shall come into effect upon the signature hereof.

The parties hereto shall make registration with the competent department within ten days from the signature hereof.

Article 27

The Chinese version of this Agreement shall be the original.

Article 28

This Agreement is made in four counterparts, one of which Party A holds, two of which Party B holds, one of which the contract registration department holds and            of which the relevant department holds.

Party A (signature and seal): Yu Pengnian Management (Shenzhen) Co., Ltd

Legal representative:

Telephone:

Bank account:

Authorized proxy (signature and seal):

Date: Oct. 28, 2004

Party B (signature and seal): Philips (China) Investment Co., Ltd. Shenzhen Branch

Legal representative:

Telephone:

Bank account:

Authorized proxy (signature and seal):

Date: Oct. 28, 2004

Registrar (signature and seal):

Contract registration department (signature and seal):

Date: Oct. 28, 2004

Attachment to the Tenancy Agreement

Party A and Party B agree to supplement and modify the above Tenancy Agreement (“Standard Format Agreement”) by adopting the following supplementary terms and conditions (“Supplementary Terms and Conditions”). The Standard Format Agreement and Supplementary Terms and Conditions shall collectively be referred to as the “Agreement”.

Article 1 Rental

During the term hereof, the rental for the first year shall be RMB YUAN 60 per square meter, the rental for the second year shall be RMB YUAN 63 per square meter, and the rental for the third year shall be RMB YUAN 65 per square meter.

Article 2 3805 Rent-free period

1.                                       The rent-free period herein shall be two months, commencing on Dec. 5, 2003 and ending on Feb. 4, 2004. Party B may make decorations for the Premises only during such period and may not make decorations prior to such period or in breach of Party A’s provisions.

2.                                       During the rent-free period, Party B shall pay the management fee, the electricity fee for such decorations and all the deposits required by the building management office, and assume all the risks.

Article 3 Tenancy term

The term hereof shall be three years, commencing on Feb. 5, 2004 and ending on Feb. 4, 2007.

Article 4 Public corridors and storage rooms

Because Party B leases the whole floor of the 35th floor, Party A agrees to free of charge lease the public corridors and storage rooms of the 35th floor (see the attached drawing) during the term hereof, provided that the approval by the fireproofing department and relevant department is obtained.

Article 5 Interior decoration

1.                                       Party B shall complete all interior decoration work (except for those Party A shall be responsible for) for the Premises and assume all the expenses relating thereto.

2.                                       Party B shall be responsible for completing the formalities of application and fireproofing acceptance necessary for second decoration with the building management office, the Bureau of State Land and Resources and the Fireproofing Bureau. If necessary, Party A shall provide assistance relating thereto.

3.                                       Party B may at its cost make decorations upon all the plans of decorations and designs for the Premises (including the unit interior, corridors, storage rooms, etc.) are approved by Party A, the building management office, the Fireproofing Bureau and the relevant department.

4.                                       Party A may not raise an objection upon the interior decoration plans are approved by the building management office, the Fireproofing Bureau and the relevant department.

Article 6 Restoration of partitions

Upon returning the Premises, Party B may reserve the partitions and needn’t restore the Premises to the original situation when it leases the Premises.

Article 7 Installation of split air-conditioners in the computer room

Party A permits Party B to install split air-conditioners in Party B’s computer room at Party B’s cost.

Article 8 Payment of fees

1.                                       Party B shall remit the monthly rental to the bank account appointed by Party A in Shenzhen.

2.                                       The parties hereto shall averagely assume the stamp duty charges payable upon registration of the Tenancy Agreement (i.e. either party shall assume one in a thousand of the total rental).

3.                                       Party B shall be responsible for telephone application for the Premises and fees relating thereto.

4.                                       Party B shall pay the fees of the power lines from the Premises to the ammeter room of the 35th floor and the ammeter installation (the ammeter will be provided by the management office and the fees relating thereto shall be paid by Party B).

5.                                       Party B shall pay the management fee to the management office. The management fee shall be adjusted subject to the relevant provisions of Shenzhen government property management rules and the regulations of management office (on the time of the tenancy hereof, the management fee is RMB YUAN 27 per square meter per month). The electricity fee shall be paid to Shenzhen Power Supply Bureau according to the provisions of Shenzhen government.

6.                                       Party B shall observe the relevant provisions of Party A and the management office concerning the central air-conditioners and passenger-goods lifts.

(1)                                  The use time of central air-conditioners and passenger-goods lifts is as follows: 8:30am to 6:00pm from Monday to Friday;

(2)                                  The rate of overtime air-conditioner fee is RMB YUAN 300.00 for the first hour and RMB YUAN 0.30 per square meter per hour for the following hours; and

(3)                                  If Party B desires to use passenger-goods lifts at the overtime (after 6:00pm), it shall submit a prior written application to Party A and the management office will make united arrangement.

Article 9 Interpretation and amendment

1.                                       The provision of Article 9 of the Standard Format Agreement “Upon delivery of the Premises, Party A may collect the deposit from Party B” shall be amended as follows:

“Upon signature hereof, Party B shall pay the deposit amounting to two months’ rental and two months’ management fee equal to RMB YUAN 497,525.16 (say four hundred ninety-seven thousand and five hundred twenty-five Yuan and sixteen cents only)”.

2.                                       In Article 10 of the Standard Format Agreement, the fees payable by Party B include the electricity fee, house management fee (including the central air-conditioner fee and the water fee, electricity fee and clearance fee for public part at the office time), clearance fee for interior of the Premises, maintenance fee for interior of the Premises (Party A shall be responsible for the maintenance fee for public part), and all the corporate fees and deposits due to Party B’s use of the Premises (such as phone fee).

3.                                       The provision of Article 13 of the Standard Format Agreement “Party B shall give a prompt notice to Party A and take effective measures” shall be amended as follows: “Party B shall give a prompt notice to Party A and the maintenance office and take effective measures”.

4.                                       The provision of Article 19 of the standard Format Agreement is extended as follows:

(1)                                  The deposit hereunder cannot replace the rental payable by Party B in the current period;

(2)                                  Party B’s payment of the penalty hereunder will affect Party A’s exercising of the right specified in Article 19(6) herein; and

(3)                                  Party A’s collection of the penalty hereunder from Party B will mean Party A’s consent to Party B’s breach hereof.

5.                                       The provision of Article 21 of the Standard Format Agreement “shall give a prompt notice to Party A and promptly remove from the Premises” shall be amended as follows: “shall give a written notice to Party A seven days prior to the termination hereof”.

6.                                       The provision of Article 26 of the Standard Format Agreement shall be amended as follows: “This Agreement shall come into effect upon the signature and seal by the authorized representatives of the parties hereto”.

7.                                       Party B may not require to use the deposit hereunder to set off any rental, management fee, electricity fee, phone fee or other fees due and payable in any time during the term hereof.

Article 10 Expiry and early termination

1.                                       Party B has right to terminate this Agreement upon expiry of thirty-six months after the commencement of the term hereof, but shall give a written notice prior to thirty-five months after the commencement of the term hereof.

2.                                       Neither party may not amend during the term hereof or terminate this Agreement prior to expiry hereof. If either party desires to amend or terminate this Agreement during the term hereof, it shall give one month’s prior notice to the other party.

When leasing the house, Party A has right to charge double rent administration fee on the overdue occupied house according to the Article 5 in the contract and Article 21 in the attachment. And additional RMB Yuan 10 will be charged on each square meters.

8.                                       Party B has the priority to lease the remaining units of the 38th floor from Party A pursuant to the rental subject to the original agreement.

Article 12 Breach of agreement

During the term hereof, the parties hereto shall strictly observe all the provisions hereunder. Either party’s failure to perform any provision hereunder shall be regarded as breach hereof and shall be subject to the provisions specified in Article 25 of the Standard Format Agreement.

Article 13

The words filled out in the blank herein shall have the same effect as the printed words herein.

Article 14

The supplementary terms herein shall be totally 13 articles.

Party A (signature and seal):

Party B (signature and seal):

Witness (signature):

Date: Sep 15, 2003

Contract registration department (official seal):